Exhibit 13.2

CERTIFICATION

PURSUANT TO 18 USC. SECTION 1350,

AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John Davis, as Chief Financial Officer of Yell Finance B.V. and Yellow Pages Limited (the “Companies”), hereby certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	the accompanying Annual Report on Form 20-F for the period ending March 31, 2004, as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.

YELL FINANCE B.V.

By:	/s/ JOHN DAVIS
John Davis
Chief Financial Officer

YELLOW PAGES LIMITED

By:	/s/ JOHN DAVIS
John Davis
Chief Financial Officer

Date: June 8, 2004

NB: A signed original of this written statement required by Section 906 has been provided to Yell Finance B.V. and will be retained by Yell Finance B.V. and furnished to the Securities and Exchange Commission or its staff upon request.